PAYDEN EQUITY INCOME FUND	Summary Prospectus February 28, 2017

Adviser Class PYVAX	as supplemented on October 16, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.payden.com/prospectus. You can also get this information at no cost by calling 800-572-9336, or by sending an e-mail to payden@umb.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2017, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE:

The Fund seeks growth of capital and some current income.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.30%
Distribution (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses	1.05%

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Portfolio Turnover. The Fund incurs transaction costs, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

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The Fund invests primarily in large capitalization value stocks, defined as stocks with above average dividend yields and large market capitalizations, and other income producing equity securities, including by way of example, exchange-traded common and preferred stocks, real estate investment trusts and master limited partnerships. Payden uses quantitative techniques to identify large capitalization stocks with above average dividend yields. Fundamental analysis is then performed to identify individual companies capable of maintaining or increasing their dividend. The Fund’s benchmark is the Russell 1000 Value Index. However, the Fund’s investments include only a limited

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portion of the common stocks included in the benchmark and also include income producing equity securities that are not included in the benchmark. In addition, the Fund will seek to provide a higher level of current income than the benchmark.

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The Fund invests principally in U.S. securities, but may invest up to 30% of its total assets in foreign securities, including companies organized or headquartered in emerging markets. The Fund may invest in foreign securities either directly or through American Depositary Receipts on U.S. exchanges.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

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Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected.

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Fund versus Index Fund. The Fund is not an index fund, as indicated above, and is managed in ways that diverge from the benchmark. Thus, changes in the Fund’s net asset value per share will not track changes in the general stock market or the Fund’s benchmark.

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Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

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Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

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Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Russell 1000 Value Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

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Year by Year Total Returns

During the five-year period, the Fund’s best quarter was 1stQ 2013 (12.64%), and the worst quarter was 3rdQ 2015 (–4.28%)

Average Annual Returns Through 12/31/16	1 Year	5 Years	Since Inception (12/1/11)
Payden Equity Income Fund

Before Taxes	14.57%	12.25%	12.83%

After Taxes on Distributions	13.70%	11.14%	11.70%

After Taxes on Distributions and Sale of Fund Shares	8.89%	9.52%	10.01%
Russell 1000 Value Index	17.29%	14.76%	14.95%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. James Wong, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Mr. Wong has been with Payden since 1995. Frank Lee, CFA, is a Senior Vice President and portfolio manager. Mr. Lee has been with Payden since 2004.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and subsequent additional investment amounts for the Adviser Class of each of the Funds for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT
Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares of any of the Funds by contacting the Funds in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Funds’ Internet site at payden.com or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

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TAX INFORMATION:

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

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